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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE
             Check if an Application to Determine Eligibility of
                  a Trustee Pursuant to Section 305(b)(2)___

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                     U.S. BANK TRUST NATIONAL ASSOCIATION
             (Exact name of Trustee as specified in its charter)

                                   36-4046888
                      I.R.S. Employer Identification No.


111 EAST WACKER DRIVE, SUITE 3000
        CHICAGO, ILLINOIS                                      60601
(Address of principal executive offices)                       (Zip Code)


                                 Susan T. Payne
                      U.S. Bank Trust National Association
                             535 Griswold, Suite 550
                             Detroit, Michigan 48226
                           Telephone (313) 234-4711
          (Name, address and telephone number of agent for service)


                    GENERAL MOTORS ACCEPTANCE CORPORATION
             (Exact name of obligor as specified in its charter)

                         DELAWARE                              38-0572512
(State or other jurisdiction of incorporation )            (I.R.S. Employer
 or organization                                            Identification No.)

3044 WEST GRAND BOULEVARD
DETROIT, MI                                                    48202
(Address of Principal Executive Offices)                       (Zip Code)

                                GMAC DEMAND NOTES
                       (TITLE OF THE INDENTURE SECURITIES)

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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.
                  Comptroller of the Currency Washington, D.C.

         b) Whether it is authorized to exercise corporate trust powers.
                  Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
            None

ITEMS 3-15  Not  applicable  because,  although  the  Trustee is  successor trustee under an indenture dated as of October 15, 1985, as supplemented, to the best of Trustee's knowledge, there is not, nor has there been, a default with respect to securities issued under this indenture.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1of Form T-1, Registration No. 33-64175.*

         2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-64175.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to
            Exhibit 3 of Form T-1, Registration No. 33-64175.*

         4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-64175.*

         5. Not applicable.

         6. The  consent of the  Trustee  required  by  Section  321(b) of the
            Trust Indenture Act of 1939,  incorporated  herein by reference to
            Exhibit 6 of Form T-1, Registration No.       33-64175.*.

         7. Report of Condition of the Trustee as of December 31, 1999, published pursuant to law or the requirements of its supervising or examining authority.

         8.   Not applicable.

         9.   Not applicable.

                                        2

* See* at top of page 3
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      *  Exhibits  thus  designated  are  incorporated  herein by  reference  to
Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Detroit, State of Michigan on the 21st day of March, 2000.

                              U.S. BANK TRUST NATIONAL ASSOCIATION

                              By: /s/ SUSAN T. PAYNE
                                  ----------------------------------------
                                  Vice President and Assistant Secretary

                                        3


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                                                                       Exhibit 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/1999

                                    ($000'S)

                                                12/31/1999
                                                ----------
ASSETS

   Cash and Due From Depository Institutions      $64,515
   Federal Reserve Stock                            3,731
   Fixed Assets                                        72
   Intangible Assets                               40,980
   Other Assets                                     3,282
                                                ----------
      TOTAL ASSETS                               $112,580

LIABILITIES

   Other Liabilities                                1,789
                                                ----------
   TOTAL LIABILITIES                               $1,789

EQUITY

   Common and Preferred Stock                       1,000
   Surplus                                        106,712
   Undivided Profits                                3,079
   Net unrealized holdin gains on available
     for sale securities                                0
                                                ----------
      TOTAL EQUITY CAPITAL                       $110,791

TOTAL LIABILITIES AND EQUITY CAPITAL             $112,580

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To the  best of the  undersigned's  determination,  as of this  date  the  above financial information is true and correct.

U.S. Bank Trust National Association

By:\s\ Susan T. Payne
   ------------------
       Vice President

Date:  March 30, 2000


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